UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of principal executive offices)

(781) 894-8800

Registrant’s telephone number

NOT APPLICABLE
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 16, 2007, the audit committee of the Board of Directors of Global Partners GP LLC, the general partner of Global Partners LP (the “Partnership”), in consultation with management and the Partnership’s independent registered public accounting firm and following a review of the Partnership’s classification of its revolving line of credit, determined that the Partnership’s previously issued balance sheet as of December 31, 2005 should be restated.

The restatement did not have any impact on the Partnership’s previously reported income, cash flow or partners’ equity or compliance with any covenant under its credit agreement or any other debt instrument.  The Partnership’s independent registered public accounting firm expressed an unqualified audit opinion with respect to the Partnership’s consolidated balance sheets as of December 31, 2006 and 2005.  Furthermore, the Partnership’s independent registered public accounting firm concluded that management’s assessment that the Partnership maintained effective internal control over financial reporting as of December 31, 2006 is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the “COSO criteria”).  Also, in the opinion of the Partnership’s independent registered public accounting firm, the Partnership maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on the COSO criteria.

Historically, the Partnership classified its working capital revolving credit facility as a long-term liability as this facility has a contractual maturity of October 2, 2009 and no payments are required prior to that date.  However, the Partnership repays amounts outstanding and reborrows funds based upon the Partnership’s working capital requirements.  As such, only the minimum amount expected to be outstanding within twelve months after the balance sheet date should be excluded from current liabilities.  The Partnership has restated its balance sheet as of December 31, 2005 to properly reflect this classification.

The following is a summary of the impact of the restatement on the Partnership’s consolidated balance sheet at December 31, 2005 (in thousands):

	As Previously Reported	Adjustments	Restated
Current portion of revolving line of credit	$—	$95,800	$95,800
Total current liabilities	$290,613	$95,800	$386,413
Revolving line of credit	$181,600	$(95,800)	$85,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its General Partner

Date: March 22, 2007		/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary